Investor Presentation February 2015 NASDAQ: PBCT Exhibit 99.1

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should"
and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Premium brand built over 170 years
Experienced leadership team
Operate in large & attractive Northeast markets…
…with significant knowledge at the local level
Commitment to relationship-based banking
Breadth of products & services
Conservative & well-defined underwriting culture
Deep focus on expense management
People's United Financial, Inc.

People's United Financial, Inc.

PBCT Differentiators
Premium brand built Premium brand built
over 170 years over 170 years
Deep focus on Deep focus on
expense management expense management
Breadth of products Breadth of products
& services & services
…with significant
…with significant
with significant
knowledge at the local knowledge at the local
level level
Experienced Experienced
leadership team leadership team
A Uniquely Positioned Franchise
Operate in large &
attractive Northeast
markets…
Commitment to
relationship-based
banking
defined underwriting
Conservative & well-
culture

PBCT: Compelling Investment Opportunity
Leading market position in one of the best commercial banking markets in the U.S.
Significant growth runway within existing markets – expanding in two of the largest MSAs in the U.S.
New York City #1 and Boston #10
Ability to maintain pristine credit quality
Median net charge-offs/average loans since 2007 have been 18bps
Improving profitability
Five consecutive years of growth in operating earnings per share
Low operating risk profile
Consistently profitable throughout the credit cycle
Straightforward and diversified portfolio of products – no complex financial exposures
Robust liquidity
Strong deposit market share in most core markets
Unused FHLB of Boston borrowing capacity of $5.1 billion at December 31, 2014
Continued capital deployment via organic growth and dividends
Seventeen consecutive quarters of loan growth
Dividend yield of ~4.5%

People's United Bank
ME
VT
NH
NY
MA
CT
RI
NJ
Montpelier
Augusta
Concord
Albany
Boston
Hartford
Bridgeport
LEGEND
State Capital
Headquarters - Bridgeport, CT
People's United Bank

People's United Financial, Inc.

Premium Brand Built Over 170 Years
1
Statistics as of December 31, 2014, unless noted otherwise
2
Exclusive relationship with Stop & Shop
3
Includes 12 ATMs in Stop & Shop locations where a branch is not present
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters Bridgeport, CT
Chief Executive Officer Jack Barnes
Chief Financial Officer David Rosato
Market Capitalization
(02.19.2015)
$4.5 billion
Assets $36.0 billion
Loans $26.6 billion
Deposits $26.1 billion
Branches 412
In-store Branches
(2)
153
ATMs 611
Standalone ATMs
(3)
103
Founded 1842
Corporate Overview Corporate Overview

The Bank of Western Massachusetts

Chittenden

FLAGSHIP BANK

Ocean bank

Merrill Bank

MAINE BANK & TRUST

Butler Bank

RIVERBANK

BANK of SMITHTOWN

Danversbank

People's United Financial, Inc.

Premium Brand Built Over 170 Years
Acquired:
Equipment financing company
Financial Federal – New York, NY
Acquired:
Butler Bank – Lowell, MA
RiverBank – North Andover, MA
Bank of Smithtown – Smithtown, NY
Acquired:
Chittenden Corp. which comprised:
Chittenden Bank – Burlington, VT
Ocean Bank – Portsmouth, NH
Maine Bank & Trust – Portland, ME
Merrill Bank – Bangor, ME
Flagship Bank – Worcester, MA
Bank of West. Mass. – Springfield, MA
Acquired:
Danversbank – Danvers, MA
Acquired:
57 branches in greater New York
metro area from RBS Citizens –
including 53 branches in Stop &
Shop supermarkets
Since 1995, PBCT has had an
exclusive relationship with Stop &
Shop to operate branches in
Connecticut stores
Geographic Expansion in Recent Years Geographic Expansion in Recent Years
2008 2008
2010 2010
2011 2011 2012 2012

Premium Brand Built Over 170 Years
• Partnership allows us to leverage People’s United brand with the ~3.3 million shoppers who visit Connecticut and New
York Stop & Shop stores every week
• In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services
• Connecticut and New York in-store branches accounted for a significant portion of the new branch business booked in the market
Note: statistics represent Connecticut and New York branches only
In-Store Branches Traditional Branches
100%
- %
On average, in-store locations are open 37% more hours per week (56 hours vs.
41 hours), but are 30% less expensive to operate.
Last twelve months through December 31, 2014
60%
57% 43%
30%
20%
29% 29%
40%
43%
57%
70%
80%
71% 71%
Consumer Checking
Accounts Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity Loans
Originations
Mortgage Loan
Originations
Business Banking Loan
Originations
Investment Sales
In-Store Branches Versus Traditional Branches

Jack Barnes President & CEO, Director 30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Galan Daukas SEVP Wealth Management 25+
People’s United Bank, Washington Trust, The
Managers Funds, Harbor Capital Mgmt
Sara Longobardi SEVP Retail Banking 20+
People’s United Bank
Dave Norton SEVP & Chief HR Officer 5+
People’s United Bank, New York Times,
Starwood, PepsiCo
Lee Powlus SEVP & Chief Administrative Officer 25+
People’s United Bank, Chittenden, Alltel
David Rosato SEVP & CFO 25+
People’s United Bank, Webster, Allfirst
Chantal Simon SEVP & Chief Risk Officer 25+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Jeff Tengel SEVP Commercial Banking 30+
People’s United Bank, PNC, National City
Bob Trautmann SEVP & General Counsel 20+
People’s United Bank, Tyler Cooper & Alcorn
Kirk Walters
SEVP Corporate Development,
Director
25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Name Name Position Position Years in Banking Years in Banking
Professional Experience Professional Experience
Experienced Leadership Team

Operate in Large & Attractive Northeast Markets
Notes: The current national unemployment rate is 5.7%
The current national population density is 90 (#/sq miles)
Source: SNL Financial, US Census data
The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average
NYC-Northern NJ-PA
Boston, MA
Hartford, CT
Bridgeport-Stamford, CT
New Haven, CT
Burlington, VT
• Population: 20.0MM
• Median HH Income: $64,538
• Businesses: 810,883
• Population Density (#/sq miles): 2,411
• Unemployment Rate (%): 5.6
• $100K+ Households (%): 31.5
• Population: 4.7MM
• Median HH Income: $71,190
• Businesses: 203,770
• Population Density (#/sq miles): 1,347
• Unemployment Rate (%): 4.2
• $100K+ Households (%): 34.8
• Population: 1.2MM
• Median HH Income: $67,457
• Businesses: 52,315
• Population Density (#/sq miles): 802
• Unemployment Rate (%): 5.7
• $100K+ Households (%): 31.0
• Population: 944,000
• Median HH Income: $78,095
• Businesses: 49,392
• Population Density (#/sq miles): 1,511
• Unemployment Rate (%): 5.1
• $100K+ Households (%): 39.6
• Population: 862,000
• Median HH Income: $61,762
• Businesses: 36,800
• Population Density (#/sq miles): 1,428
• Unemployment Rate (%): 6.2
• $100K+ Households (%): 28.0
• Population: 215,000
• Median HH Income: $65,440
• Businesses: 10,846
• Population Density (#/sq miles): 172
• Unemployment Rate (%): 3.5
• $100K+ Households (%): 27.4

Operate in Large & Attractive Northeast Markets
People’s United’s Franchise Metrics
1
MSA Rank
(Out of 917 MSAs Nationwide)
75% of PBCT’s deposits are in its top 5 MSAs, which are some of the most densely populated and wealthy markets in the U.S.
Source: SNL Financial; Nielsen; FDIC data as of June 30, 2014
1. Excludes deposits from trust institutions and branches with over $750 million deposits;
excludes branches and deposits located outside each MSA
2. Rank weighted by percentage of franchise deposits
Market Size Population Median % Households
People's United Top 5 MSAs Total Deposits Market % Deposit Deposits % of Density Household with $200k+
($ in millions) Rank Market Share ($ in millions) Franchise (# / sq. mile) Income Income
Bridgeport-Stamford-Norwalk, CT $35,390 1 17.9% $6,347 28.8 6 7 2
New York-Newark-Jersey City, NY-NJ-PA 613,008 20 0.5 3,041 13.8 2 34 12
Boston-Cambridge-Newton, MA-NH 131,242 8 2.1 2,784 12.6 8 18 9
Hartford-West Hartford-East Hartford, CT 26,759 4 8.7 2,324 10.6 20 26 21
New Haven-Milford, CT 18,045 4 11.7 2,104 9.6 7 49 34
Top 5 MSAs $824,444 – 2.0% $16,600 75.4 – – –
Weighted Average Rank ²
– – – – 8 22 12
Rank / Nationwide MSAs (917 MSAs) – – – – 0.8% 2.4% 1.3%

($ in billions)
Connecticut
$7.2 / 27%
Massachusetts
$4.7 / 18%
New Hampshire
$1.4 / 5%
Other
$4.5 / 17%
New York
$5.2 / 19%
Vermont
$1.8 / 7%
New Jersey
$0.9 / 3%
Maine
$0.9 / 4%
Operate in Large & Attractive Northeast Markets
Total Loan Portfolio: $26.6 Billion Total Loan Portfolio: $26.6 Billion
At December 31, 2014 At December 31, 2014
Excluding equipment finance loans, ~92% of PBCT’s loan portfolio is within the Northeast

11 Source: SNL Financial; FDIC data as of June 30, 2014; excludes trust institutions; excludes non-retail branches
Notes: PBCT branch count updated as of December 31, 2014
Operate in Large & Attractive Northeast Markets
Connecticut Connecticut
Massachusetts Massachusetts
Vermont Vermont
New York New York
New Hampshire New Hampshire Maine Maine
• 5
th
in deposit market share in New England
– # 1 in Fairfield County, CT., 65 branches, $7.7 billion in deposits, 20.9% market share
Strong deposit market positions
Branches $BN %
1 B of A 238 61.0 25.4
2 RBS 247 27.5 11.4
3 Santander 226 20.1 8.4
4 TD Bank 150 11.5 4.8
5 Eastern Bank 94 7.2 3.0
6 Independent Bank 86 5.7 2.4
7 First Republic 4 4.7 1.9
8 Middlesex 54 3.5 1.5
9 Boston Private 11 3.4 1.4
10 People's United 53 3.2 1.3
Branches $BN %
1 People's United 42 2.7 22.7
2 TD Bank 33 2.5 21.3
3 Merchants 32 1.3 11.2
4 RBS 20 0.8 6.7
5 KeyCorp 13 0.7 5.7
6 Northfield 13 0.5 4.5
7 Community 14 0.5 3.9
8 Union 12 0.4 3.6
9 Passumpsic 6 0.3 3.0
10 Berkshire Hills 6 0.3 2.7
Branches $BN %
1 RBS 73 6.9 24.1
2 TD Bank 72 5.7 19.9
3 B of A 26 4.4 15.4
4 People's United 28 1.4 4.8
5 NH Mutual 19 1.1 3.8
6 BNH 22 1.0 3.4
7 Santander 20 0.8 2.9
8 NH Thrift 21 0.8 2.9
9 Eastern Bank 6 0.8 2.7
10 Mascoma 18 0.7 2.6
Branches $BN %
1 TD Bank 50 3.2 13.3
2 KeyCorp 53 3.0 12.6
3 Bangor Bancorp 59 2.1 8.9
4 Camden National 44 1.9 7.9
5 B of A 18 1.6 6.8
6 First Bancorp 16 1.0 4.3
7 Machias 17 0.9 3.8
8 People's United 26 0.9 3.7
9 Bar Harbor 16 0.8 3.5
10 Norway 24 0.8 3.4
Branches $BN %
1 B of A 146 29.1 25.9
2 Webster 123 13.2 11.8
3 People's United 162 13.0 11.5
4 Wells Fargo 75 8.5 7.6
5 TD Bank 75 6.3 5.6
6 JPM Chase 53 4.9 4.4
7 First Niagara 76 3.9 3.5
8 Citi 17 3.2 2.9
9 Liberty 49 2.9 2.6
10 RBS 46 2.5 2.2
Branches $BN %
1 JPM Chase 799 461.2 37.9
2 Citi 271 79.8 6.6
3 HSBC 149 72.5 6.0
4 B of A 309 65.8 5.4
5 Capital One 264 42.5 3.5
6 M&T 289 39.1 3.2
7 TD Bank 255 27.0 2.2
8 Wells Fargo 87 22.1 1.8
9 Signature 27 18.5 1.5
10 KeyCorp 238 18.1 1.5
27 People's United 101 3.0 0.3

Commitment to Relationship-Based Banking
Offer the superior customer service that is more characteristic of a community oriented bank…
• Approximately 850,000 commercial, business banking, consumer and wealth management relationships
• Long-term relationships with customers
• Customers relationships are with local management
• Single point of contact with customers – break down silos to present full suite of products and services
• Senior management frequently interacts with customers
• Reputation and word-of-mouth referrals often drive new business
• Broad distribution: 400+ branches across six states, 600+ ATMs, online and mobile banking
• Call center operations locally located in Bridgeport, CT and Burlington, VT

Breadth of Products & Services
Commercial Commercial
Banking Banking
Retail Retail
Banking Banking
Wealth Wealth
Management Management
…while providing the same full breadth of solutions as large banks
• Commercial
Lending:
commercial finance, real estate financing, equipment loans & leasing, asset based lending, mortgage warehouse lending
• Deposit
Products:
checking accounts, savings and money markets accounts
• Treasury
Management:
cash management services, Online banking eTreasury+, ACH services, lockbox services, remote deposit capture, merchant card processing, payroll services, fraud protection services, liquidity and investment solutions
• Specialty
Services:
government banking, healthcare & non-profit banking, interest rate risk management, international services, business aircraft finance
•
Insurance:
commercial coverage, employee benefits, bonding, risk management services, specialized industry insurance
• Retail
Lending:
residential mortgages, home equity loans and lines of credit, personal loans
• Deposit
Products:
checking accounts, savings and money markets accounts
•
Services:
mobile banking, online banking, credit cards
• Wealth Services &
Solutions:
financial planning, trust & estate solutions, investment management, private banking, self-directed investing, retirement plan services, institutional trust services

Total Loan Portfolio: $26.6 Billion Total Loan Portfolio: $26.6 Billion
At December 31, 2014 At December 31, 2014
Commercial Commercial
$19.5 Billion / 73% $19.5 Billion / 73%
Breadth of Products & Services
Retail Retail
$7.1 Billion / 27% $7.1 Billion / 27%

Transp. / Utility
$0.2 / 3%
Arts/Ent./Rec.
$0.1 / 2%
Construction
$0.2 / 3%
Other Prop.
$0.1 / 1%

Commercial Real Estate Commercial Real Estate
$9.4 Billion / 35% of Total Portfolio $9.4 Billion / 35% of Total Portfolio
(At December 31, 2014)
Commercial & Industrial Commercial & Industrial
$7.2 Billion / 27% of Total Portfolio $7.2 Billion / 27% of Total Portfolio
Equipment Financing Equipment Financing
$2.9 Billion / 11% of Total Portfolio $2.9 Billion / 11% of Total Portfolio
Commercial Loans: $19.5 Billion / 73% of Total Portfolio
($ in billions) ($ in billions)
($ in billions)
Retail Retail
$2.4 / 26% $2.4 / 26%
Office Buildings Office Buildings
$2.2 / 23% $2.2 / 23%
Land
$0.1 / 1%
Self Storage
$0.1 / 1%
Mixed / Special Use
$0.2 / 2%
Hosp. & Entertain.
$0.4 / 4%
Industrial /
Manufacturing
$0.5  / 6%
Finance Finance
$1.3 / 19% $1.3 / 19%
Service Service
$1.3 / 19% $1.3 / 19%
Manufacturing Manufacturing
$1.0 / 13% $1.0 / 13%
Wholesale Dist. Wholesale Dist.
$0.8/ 11% $0.8/ 11%
Health Health
$0.7 / 10% $0.7 / 10%
Retail Retail
Sales Sales
$0.6 / 8% $0.6 / 8%
Information
$0.1 / 1%
Public Admin.
$0.1 / 1%
Packaging
$0.1 / 5%
Transportation
& Utilities
$1.0 /  35%
Construction Construction
$0.4 / 13% $0.4 / 13%
Finance, Finance,
Ins. & RE Ins. & RE
$0.3 / 12% $0.3 / 12%
Waste Waste
$0.2 / 8% $0.2 / 8%
Printing Printing
$0.2 / 7% $0.2 / 7%
Manufacturing Manufacturing
$0.2 / 6% $0.2 / 6%
Wholesale Wholesale
Dist. Dist.
$0.2 / 5% $0.2 / 5%
Mining, Oil & Gas
$0.1 / 4%
Service
$0.1 / 3%
Other
$0.1 / 2%
Breadth of Products & Services
Broadly diversified commercial loan portfolio
Insurance & Insurance &
Real Estate Real Estate
$0.8 / 10% $0.8 / 10%
Residential
(Multi-Family)
$3.4 / 36%

Residential Mortgage Residential Mortgage
$4.9 Billion / 19% of Total Portfolio $4.9 Billion / 19% of Total Portfolio
(At December 31, 2014)
Retail Loans:
$7.1 Billion / 27% of Total Portfolio
($ in billions) ($ in billions)
Consumer Consumer
$2.2 Billion / 8% of Total Portfolio $2.2 Billion / 8% of Total Portfolio
FY 2014 originated weighted average LTV of 70%
FY 2014 originated weighted average FICO score of 756
Hybrid ARMs represent ~90% of the portfolio
FY 2014 originated weighted average CLTV of 59%
FY 2014 originated weighted average FICO score of 767
~60% of originations during last 3 years are in a first lien position
New York New York
$0.4 / 9% $0.4 / 9%
Vermont Vermont
$0.3 / 6% $0.3 / 6%
Massachusetts Massachusetts
$1.4 / 28% $1.4 / 28%
Connecticut Connecticut
$2.4 / 48% $2.4 / 48%
Connecticut Connecticut
$1.3 / 60% $1.3 / 60%
Vermont Vermont
$0.3 / 11% $0.3 / 11%
New York New York
$0.2 / 9% $0.2 / 9%
Massachusetts Massachusetts
$0.2 / 8% $0.2 / 8%
New Hampshire
$0.2 / 4%
Maine
$0.1 / 3%
Other
$0.1 / 2%
New Hampshire
$0.1 / 6%
Maine
$0.1 / 6%
Breadth of Products & Services

Conservative & Well-Defined Underwriting Culture
• Credit culture and underwriting standards
Cash flow – deal specific and global
Collateral / limited unsecured exposure with equity investment requirements and guarantees
No speculative real estate projects
• Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates
• Industry knowledge and expertise (i.e. basic industries and property types)
• Seasoned relationship managers with considerable local market knowledge
• Experienced senior credit officers (SCO) average 25+ years of commercial banking experience
• Approval authority
Local, regional and corporate credit committee structure
>$25 million also requires Executive Risk Oversight Committee approval
• Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized
• Credit analyst / relationship manager complete detailed loan submission
• Stress test cash flow for interest rate sensitivities, vacancy and rental rates
• Independent field exams and appraisal review
Commercial Credit Culture & Approval Process Commercial Credit Culture & Approval Process

Conservative & Well-Defined Underwriting Culture
0.24%
PBCT
Median, excluding PBCT = 0.69%
Average Annual Net Charge-Offs / Average Loans
Peer Group Comparison 2010-2014
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
Conservative underwriting is a hallmark of People’s United

Deep Focus on Expense Management
• EMOC has been fully operational since November 2011
Committee comprised of the CEO, CFO, Chief Administrative Officer and Chief HR Officer
• EMOC oversees:
Non-interest expense management and implements strategies to attain targeted goals
Revenue initiatives that require expenditures and conducts periodic progress reviews
• Provides a horizontal view of the organization
• Expense Management Units (EMUs) established to facilitate EMOC functions
Defined EMUs include:
• Technology
• Operations
• Real Estate Services
• Spending requests above $25,000 are submitted by EMU owners for approval
• Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Expense Management Oversight Committee (EMOC) Expense Management Oversight Committee (EMOC)
Proactive expense management approach

Deep Focus on Expense Management
• People’s United has managed expenses while also making significant investments in:
– People and systems amidst a regulatory environment of heightened expectations
– Revenue and deposit gathering initiatives
– Improving customer experiences via enhanced delivery of products and services
Operating Non-Interest Expenses
Operating expenses have remained flat despite continued strategic investments and increasing regulatory compliance costs
$204.5
$204.0
$205.4
$209.2
$207.7
$211.5
$206.7
$206.7
$207.1
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14

• Bolstering commercial banking presence in Massachusetts and New York
• Building large-corporate and government banking productivity
• Filling in New York metro Commercial Real Estate presence
• Continuing to leverage investment in asset-based lending
• Focusing on deposit gathering capabilities
• Growing wealth management fee income
• Increasing momentum in other fee income businesses
– Transitioning Insurance to a more specialized model
– Delivering interest rate swaps and foreign exchange products to corporate customers
– Expanding international trade finance
– Growing commercial banking lending fees
– Investing in competitive cash management products
Significant Opportunities
Growing in larger markets (New York metro & greater Boston), while deepening presence in heritage markets such as Connecticut and Vermont
These significant opportunities expected to provide earnings growth for years to come

Building the Franchise for the Long-Term
• Increase focus on relationship profitability
– Continue to build deep, multi-product relationships with an emphasis on cross-sell
– Deposit gathering remains a key focus and is reflected in incentive structure
• Maintain pristine asset quality
• Tightly control expenses while investing in key infrastructure
• Maintain asset sensitivity to position People’s United for rising interest rates
Committed to delivering value to both customers and shareholders

Full Year and Fourth Quarter 2014 Results

Full Year 2014 Overview
• Operating earnings of $245 million or $0.82 per share, an increase from $241 million or $0.77 per share
Fifth consecutive year of growth in operating earnings per share
• Net interest income
1
of $912 million, an increase of 3%
• Net interest margin of 3.09%, a decrease of 22 basis points
• Loan growth of $2.2 billion, or 9%, to $26.6 billion
• Deposit growth of $3.6 billion, or 16% to $26.1 billion
Excluding brokered deposits, deposit growth of $1.1 billion, or 5%
• Non-interest income, excluding the $20.6 million gain on the merchant services joint venture, of
$330 million compared to $342 million
• Operating expenses remained flat at $832 million
• Efficiency ratio was 62.1%, an improvement from 62.3%
• Asset quality remained strong with net loan charge-offs at 0.12%, compared to 0.19%
(All comparisons versus full year 2013)
1
Net interest income on a fully taxable equivalent basis was $931 million, an increase of 3%.

Net Interest Income
1
($ in millions)
Annual Change Annual Change
$65.1
$7.2
($46.1) ($3.1)
$888.6
$911.9
$0.2
1
FY 2013 Originated Loans Investments Deposits Acquired.. Borrowings FY 2014
Net interest income on a fully taxable equivalent basis for 2013 and 2014 was $905.8 million and
$931.1 million, respectively.

26 Net Interest Margin Annual Change Annual Change (0.21%) (0.01%) 3.31% 3.09% FY 2013 New Loan Volume & Mix Borrowings FY 2014

Non-Interest Income
($ in millions)
Annual Change
$20.6
$7.1
($5.8)
$341.7
($11.9)
$330.2
($6.6)
Operating Non-Operating
1 Non-operating income represents the 2Q 2014 gain on the merchant services joint venture, net of related expenses
$4.4
$1.3
$20.6 $20.6
$350.8
$341.7
-
1
FY 2013 Non-Operating Operating
Leases
Investment
Management
Revenues
Gains on
Residential
Mortgage Loans
Gains on
Acquired Loans
Commercial Banking Other FY 2014

Non-Interest Expense
($ in millions)
Annual Change
($3.2)
$826.3
$8.2
$6.1
$832.0
$12.7
$839.0
$841.5
Operating Non-Operating
$9.5
($2.4) ($1.2)
($5.0)
FY 2013 Non-Operating Advertising
& Promotion
Professional
& Outside
Services
Compensation
& Benefits
Operating Leases Other FY 2014

2015 Goals
• Loan growth in the high-single to low-double digits
• Deposit growth in the mid to high-single digits
• Net interest income growth in the low to mid-single digits
• Net interest margin range of 2.85% - 2.95%
• Non-interest income¹ growth in the low-single digits
• Full year operating expense range of $835 million to $845 million
• Maintain excellent credit quality & strong capital levels
1 Adjusted for 2014 non-operating gain on the merchant services joint venture

Fourth Quarter 2014 Overview
• Operating earnings of $65.1 million or $0.22 per share, compared to $63.0 million or $0.21 per share
• Net interest income¹ of $228 million, consistent with the third quarter of 2014
• Net interest margin of 3.00%, a decrease of 5 basis points
• Loan growth of $638 million, 10% annualized growth rate
• Deposit growth of $877 million, 14% annualized growth rate
– Excluding brokered deposits, deposit growth of $472 million, 8% annualized growth rate
• Non-interest income of $86.8 million, increased from $84.0 million
• Efficiency ratio was 61.3%, improved from 61.4%
• Net loan charge-offs were 0.13%, consistent with the third quarter 2014
(All comparisons versus third quarter 2014)
1
• Operating expenses remained flat at $207 million
Net interest income on a fully taxable equivalent basis was $233 million, consistent with the third quarter of 2014.

Net Interest Income¹
($ in millions)
Linked Quarter Change
$2.2 $0.4
($1.9)
($1.5)
$228.5
$228.1
$0.4
1 Net interest income on a fully taxable equivalent basis for 3Q 2014 and 4Q 2014 was $233.3 million and
$233.2 million, respectively.
3Q 2014 Originated
Loans
Investments Borrowings Acquired
Loans
Deposits 4Q 2014

32 Net Interest Margin Linked Quarter Change (0.05%) (0.02%) 0.01% 0.01% 3.05% 3.00% 3Q 2014 New Loan Volume Deposits Borrowings Investments 4Q 2014

33 Loans ($ in millions) Linked Quarter Change $554 $213 ($129) $25,954 $26,592 Annualized linked quarter change: +9.8% September 30, 2014 Commercial Retail Acquired December 31, 2014

Deposits
Linked Quarter Change
$709 $168
($ in millions)
Annualized linked quarter change: +13.9%
$25,261
$26,138
1 Commercial includes Municipal deposits of $1,397 at 09/30/2014 and $1,458 at 12/31/2014
2 Retail includes brokered deposits of $2,228 at 09/30/2014 and $2,633 at 12/31/2014
September 30, 2014 Retail Commercial December 31, 2014
Commercial¹
$7,044
Commercial¹
$7,212
Retail²
$18,217
Retail²
$18,926

Non-Interest Income
($ in millions)
Linked Quarter Change
$2.5
$2.4
$84.0
$1.4
$86.8
($2.2)
($1.3)
3Q 2014 Net Security Gains Customer Interest
Rate Swap Income
Insurance Bank Service Charges Other 4Q 2014

Non-Interest Expense
($ in millions)
Linked Quarter Change
($1.0)
$206.7
$0.9
$0.5
$207.1
$2.1
$208.8
$207.7
Operating Non-Operating
$0.6
($1.5)
3Q 2014 Non-Operating Regulatory
Assessments
Professional & Outside
Services
Other 4Q 2014

37 Efficiency Ratio 62.8% 63.9% 61.8% 61.4% 61.3% 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

Asset Quality
NPAs / Loans & REO (%) NPAs / Loans & REO (%)
1 1
1
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)
0.88
0.5
1.0
1.5
2.0
2.5
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Asset Quality
1 Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.13%, 0.12%, 0.09%, 0.09%, and 0.17% in 4Q 2014, 3Q 2014, 2Q 2014,
1Q 2014, and 4Q 2013, respectively
Source: SNL Financial and Company filings.
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)
0.4
0.3
0.2
0.1
0.0
0.13
4Q 2013
1Q 2014
2Q 2014
3Q 2014 4Q 2014
Net Charge-Offs / Average Loans (%)
1

Growing Future Earnings Per Share
Loans Loans
Deposits Deposits
Deposits per Share Loans per Share
Loans ($ in billions)
Deposits ($ in billions)
$89.04
$45
$55
$65
$75
$85
$95
$18
$20
$22
$24
$26
$28
4Q 2013 1Q 2014 2Q 2014
3Q 2014
4Q 2014
$18
$20
$22
$24
$16
$18
$20
$22
$24
$87.52
$45
$55
$65
$75
$85
$95
$16
$18
$20
$22
$24
$26
$28
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

41 Operating Return on Average Assets 0.75% 0.69% 0.72% 0.74% 0.75% 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

42 Operating Return on Average Tangible Equity 9.8% 9.3% 9.6% 9.9% 10.1% 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
Well capitalized limits under current capital rules for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

Capital Ratios
Notes:
1.
2.
3.
4.
5.
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
People’s United Financial
Tang. Com. Equity/Tang. Assets 7.9% 8.0% 7.9% 7.8% 7.5%
Leverage Ratio
1, 5
8.3% 8.4% 8.3% 8.1% 7.9%
Tier 1 Common
2
10.2% 10.1% 10.0% 9.9% 9.8%
Tier 1 Risk-Based Capital
3, 5
10.2% 10.1% 10.0% 9.9% 9.8%
Total Risk-Based Capital
4, 5
11.3% 11.2% 12.5% 12.3% 12.2%
People’s United Bank
Leverage Ratio
1, 5
9.1% 9.1% 9.0% 8.8% 8.5%
Tier 1 Risk-Based Capital
3, 5
11.1% 11.0% 10.8% 10.7% 10.5%
Total Risk-Based Capital
4, 5
12.4% 12.2% 13.5% 13.3% 13.1%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity Net Interest Income (NII) Sensitivity
1
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Dec. 31, 2014 Sept. 30, 2014
-1.1%
3.4%
6.9%
9.2%
11.1%
-1.2%
4.7%
10.0%
14.5%
19.0%
Down 25 Up 100 Up 200 Up 300 Up 400
-0.2%
1.1%
2.7%
4.1%
2.6%
4.9%
0.5%
2.8%
6.4%
3.1%
2.1%
4.0%
Short End 25 Short End +100 Short End +200 Long End 100 Long End +100 Long End +200
-
-
- -
-
Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of December 31, 2014
ALLLs / Loans ALLLs / Loans NPLs / Loans NPLs / Loans
ALLLs / NPLs ALLLs / NPLs
Note – ALLLs: Commercial: $169 million, Retail: $19 million, Total: $188 million
0.91%
0.27%
0.74%
Commercial Retail Total
0.76%
0.81%
0.77%
Commercial Retail Total
120%
33%
95%
Commercial Retail Total

Securities Portfolio Detail
Note: Duration of the securities portfolio is ~4 years
Agency CMO’s
$1.8 / 37%
Agency MBS & Agency CMOs comprised of 10-yr & 15-yr collateral constitute ~80% of the portfolio.
Municipal bond portfolio has an underlying weighted average credit rating above AA
.
Securities Portfolio: $4.9 Billion Securities Portfolio: $4.9 Billion
At December 31, 2014 At December 31, 2014
($ in billions)
Agency MBS
$2.0 / 41%
Municipal - HTM
$0.8 / 17%
FHLB Stock
$0.2 / 4%
Bonds, Notes & Debentures
$0.1 / 1%
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value).  Available for sale (AFS) securities reported at fair value

Balance Sheet Funding
79% funded by organic deposits, customer repurchase agreements and common equity
.
Balance Sheeting Funding: $36.0 Billion
At December 31, 2014
($ in billions)
Retail Deposits
$16.3 / 45%
Brokered Deposits
$2.6 / 7%
Commercial Deposits
$7.2 / 20%
Shareholders’ Equity
$4.6 / 13%
Fed Funds & FHLB
Borrowings
$3.2 / 9%
Subordinated Borrowings
& Senior Notes
$1.0 / 3%
Customer Repurchase
Agreements
$0.5 / 1%
Other Liabilities
$0.6 / 2%

49 Operating Dividend Payout Ratio 83% 86% 82% 78% 76% 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014

Acquired Loan Portfolio
• Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
• Accounting model is cash-flow based:
– Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference
(effectively utilized to absorb actual portfolio losses)
– Expected cash flows (principal & interest) less fair value = accretable yield
– Expected cash flows are regularly reassessed and compared to actual cash collections
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $9.5MM of charge-offs applied against reserves established subsequent to acquisition.
As of 12/31/14
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
Accretable
Yield
Non-Accretable
Difference
NPLs c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Danvers (7/1/11)
Smithtown (11/30/10)
Others (various dates)
Total
$554.6
313.2
183.1
$1,050.9
$169.2
181.1
46.0
$396.3
$9.4
89.7
15.9
$115.0
$35.7
54.9
13.0
$103.6
26%
163%
122%
$27.5
130.2
33.6

Acquired Loan Portfolio
($ in millions)
Amortization of Original Discount on Acquired Loan Portfolio
1 Adjusted to include the discount on acquired loans (the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio)
Impact on Net Interest Margin Impact on Earnings Per Share
4Q14 Total Accretion (All interest income on acquired loans) 17
Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 4.8
4Q14 Average Acquired Loan Portfolio 1,121 4Q14 Effective Tax Rate 33.5%
Effective Yield on Acquired Loan Portfolio 6.07% 4Q14 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 3.2
Weighted Average Coupon on Acquired Loan Portfolio 4.35% 4Q14 Weighted Average Shares Outstanding 298.6
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.72%
4Q14 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio
$0.01
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 4.8
4Q14 Average Earning Assets 31,130
Add: Average unamortized loan discount
1
139
Adjusted 4Q14 Average Earning Assets
31,269
Impact on Overall Net Interest Margin (bps) 6
Net Interest Margin 3.00%
Adjusted Net Interest Margin 2.94%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
1

Peer Group
Firm Ticker City State
1 Associated ASB Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP
In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-
GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s
United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses)
(the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income
(including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). In addition, operating lease expense is excluded from total non-interest expense and netted against operating lease income within non-interest income to conform with the reporting approach applied to our other fee-
based businesses that are already presented on a net basis. People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP
Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United
Financial’s results can be measured and assessed on a more consistent basis from period to period.
Items excluded from operating earnings, which include, but are not limited to, non-recurring gains/losses, merger-related expenses (including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee
Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s
United Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT